John Iannone Senior Vice President, Investor Relations 304-905-7021 Investor Presentation (Q2 2023) (WSBC financials as of the three months ended 31 March 2023)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2022 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2023, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Evolving Regional Financial Services Institution

- Strong market presence across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique long-term advantages
- Well-executed long-term growth strategies

Strong Market Presence in Major Markets



#15 in OH
Ohio
Pennsylvania
Wheeling
Pittsburgh
#10 Pgh MSA
#12 in MD
Indianapolis
Dayton
Columbus
Indiana
Morgantown
Baltimore
Cincinnati
West Virginia
Washington D.C.
#3 in WV
#11 in KY
Huntington
Charleston
Lexington Park
Louisville
Frankfort
Kentucky
Virginia
Lexington
Fort Knox

Broad and Balanced Market Distribution

Loans



WV 17%
OH 29%
PA 11%
IN 6%
KY 11%
MD 26%

Deposits



WV 28%
OH 21%
PA 14%
IN 5%
KY 16%
MD 16%

Note: loan and deposit data as of 3/31/2023 (TN included in KY; loans excludeSmall Business Administration's Paycheck Protection Program ("SBA PPP") loans); location data as of 5/1/2023; market share based on 2022 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding) (source: S&P Capital IQ as of 9/27/2022)

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Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.0B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Eight consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 3/31/2023

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio

- Focus on strategic diversification, growth, and credit quality
  - Balance disciplined loan origination with prudent lending standards
  - Focus on C&I and home equity lending
  - Key offerings include loan swaps, treasury management, foreign exchange, cyber security, and lockbox services
  - Strong residential mortgage program
  - Loan production office strategy

$10.9 Billion Loan Portfolio



Comm'l R/E: Improved Property 38%
Commercial & Industrial 14%
Consumer 2%
HELOC 6%
Residential R/E 21%
Comm'l R/E: Land, Construction 7%
Comm'l R/E: Owner Occupied 12%

- Average loans to average deposits ratio of 83.46% provides opportunity for continued loan growth
  - Robust legacy deposit base provides a competitive advantage, especially in the typical higher cost Mid-Atlantic and other major metro markets
- Manageable lending exposures
  - De-emphasized consumer and several CRE categories in recent years
  - Office investment loan portfolio $465 million (~310 loans), 4% total loan portfolio
    - Geographically diverse (no Tier 1 cities); >96% "pass" risk grade classifications
    - Average loan-to-value ~62%; average debt service coverage ratio ~1.8x

Note: loan and deposit data as of quarter ending 3/31/2023; loan-to-value and debt service coverage as of 12/31/2022;just one high-pass rated office investment loan within DC

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Strong Wealth Management Capabilities

Trust & Investments

- $5.0B of trust and mutual fund assets under management
- 6,700+ relationships
- Legacy market private wealth management growth opportunities
- Expansion opportunities in the Mid-Atlantic market
- *WesMark Funds* – six proprietary funds across equities, bonds, and tactical assets



Trust Assets
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 5.0
CAGR 3.9%
2002
2008
2012
2018
2023 3/31

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Digital insurance agency for both personal and commercial property & casualty
- Third-party administrator (TPA) services for small business healthcare plans

WesBanco® WEALTH MANAGEMENT

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion opportunities in KY, IN, and Mid-Atlantic



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$365
$770
$1,050
$1,150
CAGR 30%
2013
2016
2019
2022
2023 3/31
Loans
Deposits

Private Banking

- $1.1B in private banking loans and deposits
- 4,500+ relationships
- Legacy market private wealth management growth opportunities

Note: assets, loans, deposits, and clients as of 3/31/2023; chart financials as of 12/31 unless otherwise stated

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Digital Platforms Drive Engagement & Efficiency



Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - >74% of retail customers utilize online digital banking services
  - ~4.5 million web and mobile logins per month
    - Mobile ~49% of total, with an average of 22 monthly logins per customer
  - >145,000 mobile wallet transactions, >28,000 mobile deposits, and >28,000 Zelle® payments per month
- Digital acquisition
  - >50% of residential mortgage applications submitted via online portal
  - ~230 deposit accounts opened online per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses
- Core banking software system upgrade (completed August 2, 2021)
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 1Q2023 year-to-date ("YTD"); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively;

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Benefits of Core Deposit Funding Advantage Remain focused on controlling the costs of our various funding sources Robust legacy deposit base provides competitive funding advantage, especially in the typical higher cost Mid-Atlantic and major metro markets During the last five years: Total deposits (excluding CDs) have grown organically at a 8% CAGR Total demand deposits have grown organically at a 9% CAGR to represent ~59% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 5/10/2023; current period data not yet available at time of filing) and represent simple averages Avg Deposits as of 3/31/2023 Funding Cost Interest-Bearing = 1.00% Total Deposits = 0.65% [Peer Avg Int-Bearing Deposit Cost = 1.76%] Avg Deposits as of 3/31/2022 Funding Cost Interest-Bearing = 0.12% Total Deposits = 0.08% [Peer Avg Int-Bearing Deposit Cost = 0.22%] Avg Deposits as of 3/31/2018 Funding Cost Interest-Bearing = 0.47% Total Deposits = 0.35% [Peer Avg Int-Bearing Deposit Cost = 0.69%] Total DD 50% Total DD 59% Total DD 59%

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas; as well as loan production office ("LPO") strategy
- Long-term focus on appropriate capital management to enhance shareholder value
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank-oriented, value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius



ESB & FSBI
AmTrust
OAKF
OLBK
YCB
FFKT
FTSB
Cleveland
Akron
Canton
Pittsburgh
Columbus
Indianapolis
Cincinnati
Louisville
Lexington
Nashville
Baltimore
Washington
Philadelphia
Richmond
OHIO
INDIANA
KENTUCKY
WEST VIRGINIA
VIRGINIA
MARYLAND
PENNSYLVANIA

Franchise-Enhancing Expansion

Loan Production Offices

Akron Canton (2Q2016)

Northern VA (3Q2021)

Nashville (1Q2022)

Indianapolis (2Q2022)

Cleveland (3Q2022)

Mergers	Announced	Closed
OLBK	Jul-19	Nov-19
FFKT	Apr-18	Aug-18
FTSB	Nov-17	Apr-18
YCB	May-16	Sep-16
ESB	Oct-14	Feb-15
FSBI	Jul-12	Nov-12
AmTrust	Jan-09	Mar-09
OAKF	Jul-07	Nov-07

Note: AmTrust was an acquisition of five branches; LPO strategy (indicated by orange dots) implemented 2021-2022

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Focus on Enhancing Shareholder Value Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current data as of 3/31/2023; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and year-to-date basis; please see the reconciliations in the appendix ESB Merger (Feb-15) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 220% Efficiency Ratio down 347bp “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20) Start of Aggressive Fed Funds Rate Increases (Mar-22) Fidelity Merger (Nov-12) YCB Merger (Sep-16) FTSB (Apr-18) & FFKT (Aug-18) Mergers OLBK Merger (Nov-19)

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Eight consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Strong Risk Management and Capital Position Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

Commitment to Sustainability

$1.9 billion
Community Development Lending (2018-2022)

8 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance

>70% female
Employees identifying as female, including ~54% of Bank Officers

>6,200 jobs
Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018)

37% supplies
Green office supplies (compared to <1% in 2019)

>32% female
Key senior executive leadership positions identifying as female

>$140 million
Community Reinvestment Act Investments (2022)

~30% facilities
Converted to LED lighting; will continue conversions, over time, as remodel facilities

29% diverse
Board of Directors identifying as diverse (gender, ethnicity)

$4.3 million
Community Development Philanthropic Donations (2018-2022)

50% workforce
Including 75% of support areas, in either a 100% remote or hybrid schedule

~10% diverse
Employees identifying as ethnically diverse, including ~7% of Bank Officers

~59,500 hours
Community Development Service Hours (2018-2022)

>20% reduction
In financial center footprint, while continuing to serve customers effectively

153 years
Strong culture of credit quality, risk management, and compliance

Note: data as of 12/31/2022 except Board diversity (as of 4/19/2023) and financial center reduction (as of 12/31/2022 and compared to 12/31/2018); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the CEO's direct reports and their direct reports; please visit wesbanco.com for the full sustainability report

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Commitment to Excellence Based 100% on customer satisfaction and consumer feedback: WesBanco Bank was named, for the 5th year in a row, one of the World’s Best Banks in an independent ranking by Forbes WesBanco Bank was named to the Best-In-State Banks List by Forbes as the #1 bank in Ohio and the #2 bank in Kentucky High scores for ‘satisfaction’, ‘customer & branch services’, ‘digital services’, ‘financial advice’, ‘trust’, ‘customer service’, ‘terms and conditions’ For the 3rd consecutive year, WesBanco was named one of America’s Best Midsize Employers by Forbes, based on employee feedback and recommendations For the 13th time since the rankings inception in 2010, WesBanco Bank was again named one of the Best Banks in America by Forbes based on soundness, capital, credit quality, and profitability Bauer Financial again awarded WesBanco Bank their highest rating as a “five-star” bank – for the 35th consecutive quarter WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves, for the 7th consecutive year and one of only six banks Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and maintained the “Positive” outlook for all ratings Note: Kroll Bond Rating Agency rating affirmation announced 8/3/2022

Financial Overview

Q1 2023 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended March 31, 2023 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Strong, broad-based year-over-year and sequential quarter total loan growth Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet, with capacity to fund loan growth Controlled discretionary expenses while making important long-term growth investments Again recognized nationally for top customer service; strong capital, credit quality, and profitability; and being an employer of choice Pre-Tax, Pre-Provision Income(1) $59.0 million, +13.2% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $42.3 million; $0.71/diluted share Total Loan Growth YoY and QoQ (annualized) +11.9% and +7.0%, respectively Efficiency Ratio(1) 60.66% Non-Performing Assets to Total Assets 0.24% Tangible Equity to Tangible Assets(1) 8.33%

Q1 2023 Total Portfolio Loans ($MM) Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier commercial and mortgage loan officers across our footprint Total loan growth was broad-based across our markets +11.9% year-over-year and +1.7% (or +7.0% annualized) quarter-over-quarter CRE loan payoffs moderated during Q1 2023 remained in the historical range of approximately $90 million Reflecting the current economic uncertainty, C&I line utilization, as of 3/31/2023, declined ~300 basis points to 32.5%, or an approximate $30 million quarter-over-quarter decrease in C&I loan balances

Q1 2023 Net Interest Margin (NIM) Q1 2023 net interest margin of 3.36% increased 41 basis points year-over-year, reflecting increases in the federal fund rate since March 2022 and deployment of excess cash into higher-yielding loans The net interest margin decreased 13 basis points sequentially due to higher funding costs as lower cost deposits were replaced with higher cost wholesale borrowings Our robust legacy deposit base provides a pricing advantage, especially when compared to major metro markets; however, we are not immune to the impact of rising interest rates on our funding sources Total deposit funding costs of 65 basis points (including non-interest bearing deposits) increased 28 and 57 basis points, sequentially and year-over-year, respectively The year-over-year total deposit beta was 13%, when compared to the 425 basis point increase in the federal fund rate from May 2022 to February 2023

Q1 2023 Non-Interest Income Q1 trust fees are seasonally higher due to tax preparation fees Electronic banking fees decreased year-over-year due to a $0.7 million credit received during the prior year period from our service provider Bank-owned life insurance decreased year-over-year due to $1.9 million of higher death benefits received in the prior year period Mortgage banking income decreased due to fewer originations, reflective of the general housing market, and holding more residential mortgages on the balance sheet Other income reflects the impact of commercial loan swap income New swap fees increased $1.7 million from the prior year period to $1.8 million Fair market value adjustments totaled negative $1.0 million during Q1 2023, as compared to a positive $1.5 million last year Note: OREO = other real estate owned

Q1 2023 Non-Interest Expense Salaries and wages increased year-over-year due to higher salary expense from higher staffing levels (primarily commercial and residential lenders) and merit increases Employee benefits increased year-over-year due to due higher staffing levels, increased pension expense, and higher health insurance contributions FDIC insurance expense increased due to an increase in the minimum rate for all banks Equipment and software expense increased due to the planned upgrade to one-third of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements Marketing expense increased quarter-over-quarter due to the timing of advertising campaigns

Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current data as of 3/31/2023 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 5/10/2023 and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin 0.77% 1.34% 1.01% 1.09% 1.40% 9.2% 15.1% 13.5% 15.2% 13.9%

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 3/31/2023; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 5/10/2023) and represent simple averages

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions ~1.2 million shares remain for repurchase (as of 3/31/2023) (1) Note: dividend through February 2023 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring/merger-related costs and including impact from adoption of the Current Expected Credit Losses (“CECL”) accounting standard (1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +150% +68%

Appendix

Q1 2023 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Q1 2023 Total Deposits ($MM) Total deposits, as of March 31, 2023, were $12.9 billion, down 2.0%, when compared to December 31, 2022, reflecting the impact of rate and inflationary pressures and rising costs across the economy Further, the Federal Reserve’s tightening actions to control inflation have resulted in industry-wide deposit contraction Distribution: consumer ~57% and business ~31% Excludes public funds ~12% (separately collateralized) Uninsured deposits have remained consistent as a percentage of total deposits through at least the last five quarters Q1 2023 average loans to average deposits ratio remained relatively low at 83.5% Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities; “exclusions” represent accrued interest payable; peer data from S&P Global Market Intelligence (as of 4/11/2023)

Q1 2023 Total Securities ($MM) Weighted average yield 2.49% vs. 1.96% last year Weighted average duration 5.4 years Total unrealized securities losses (after-tax): AFS = $234M HTM = $101M Note: not recognized in accumulated other comprehensive income Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of 24.262%; “HTM” = Held-to-Maturity; “AFS” = Available for Sale Non-GAAP measure – please see reconciliation in appendix

The increase in the allowance was primarily driven by changes in prepayment assumptions and current loan growth, more than offsetting improvements in the pandemic-related qualitative adjustments During Q1 2023, recorded a provision for credit losses of $3.6 million Allowance coverage ratio of 1.09% Excludes fair market value adjustments on previously acquired loans representing 0.15% of total portfolio loans Q1 2023 Current Expected Credit Loss (CECL) Note: ACL at 3/31/2023 excludes off-balance sheet credit exposures of $9.1 million ($000s)

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC

Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Assets

(1) amortization of intangibles tax effected at 21% for all periods presented Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Tangible Equity